================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               HORIZON BANCORP
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               XXXXXXXXXXXXXXXX
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                                    April 26, 1999

Dear Shareholder:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Horizon Bancorp to be held at the Holiday Inn, 5820 South Franklin Street, Michigan City, Indiana on Thursday, May 27, 1999 at 10:00 a.m. (local time). To ensure that a quorum will be represented at the meeting, we encourage you to complete, sign, date and return your proxy promptly in the enclosed postage prepaid envelope. This will not limit your right to vote in person or to attend the meeting.

The Notice of Annual Meeting and the Proxy Statement on the following pages cover the business to come before the meeting, which will include election of directors. We urge you to read these materials carefully.

The Annual Report of Horizon Bancorp for the year ending December 31, 1998 is also enclosed. The Annual Report is not to be considered as proxy solicitation material.

We look forward to meeting our shareholders, and welcome the opportunity to discuss the business of your company with you.


/s/ Robert C. Dabagia                                   /s/ Craig M. Dwight
Robert C. Dabagia                                       Craig M. Dwight
Chairman of the Board                                   President

                                 HORIZON BANCORP
                               515 FRANKLIN SQUARE
                          MICHIGAN CITY, INDIANA 46360

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

 To Our Shareholders:

NOTICE IS HEREBY GIVEN THAT PURSUANT TO THE CALL OF ITS DIRECTORS, the Annual Meeting of Shareholders of Horizon Bancorp will be held on THURSDAY, MAY 27, 1999, 10:00 A.M. (LOCAL TIME), AT THE HOLIDAY INN, 5820 SOUTH FRANKLIN STREET, MICHIGAN CITY, INDIANA, for the purpose of considering and voting upon the following matters:

1) The election of four (4) Directors to serve terms which will expire in 2002.

2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 26, 1999, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

Your attention is directed to the accompanying Proxy Statement and Proxy.

IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors


                                            /s/ Diana E. Taylor
                                            Diana E. Taylor
                                            Secretary/Treasurer

April 26, 1999

                                 HORIZON BANCORP
                               515 FRANKLIN SQUARE
                          MICHIGAN CITY, INDIANA 46360

                                 (219) 879-0211

                                 APRIL 26, 1999

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Horizon Bancorp ("Horizon") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of Horizon to be held at the Holiday Inn, 5820 South Franklin Street, Michigan City, Indiana on Thursday, May 27, 1999 at 10:00 a.m. (local time), and at any adjournment thereof. This Proxy Statement and accompanying form of proxy have been mailed to shareholders on or about April 26, 1999.

Only shareholders of record as of April 26, 1999 will be entitled to notice of, and to vote at, the Annual Meeting. The voting securities of Horizon consist only of Common Stock, of which 855,381 shares were issued and outstanding on the record date. For the matters to be voted on at the Annual Meeting, each share of Horizon Common Stock is entitled to one vote.

EXERCISE AND VOTING OF PROXY

The enclosed proxy is designed to permit each shareholder of record of Horizon Common Stock at the close of business on April 26, 1999 to vote at the Annual Meeting. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions of the shareholders given in the proxies. In the absence of any such instructions, the shares of Horizon Common Stock represented by proxy, will be voted FOR the election of the four nominees for directors. On other matters that may properly come before the meeting, this proxy will be voted, in their discretion, by the named Proxies. Management is not aware of any other matters to be presented at the meeting nor has it received notice from any shareholders of other matters to be addressed. Any proxy may be revoked at any time insofar as it has not been exercised, either by delivery to Horizon of a written revocation, by a duly executed proxy bearing a later date or by action of the shareholder at the meeting.

The nominees for election as directors of Horizon named in the Proxy Statement will be elected by a plurality of the votes cast. Action on other matters presented at the meeting will be approved if the votes cast in favor exceed the votes cast in opposition, unless a higher voting requirement is required. Abstentions or broker non-votes will not be voted for or against any items or other matters presented at the meeting.

The cost of soliciting proxies in the accompanying form will be borne by Horizon. In addition to solicitation by mail, proxies may be solicited personally or by telephone or facsimile or electronic mail, by certain directors, officers and employees of Horizon or Horizon Bank, N.A. ("Bank"), its subsidiary, who will not be specially compensated for such solicitation. No solicitation of proxies will be made by paid solicitors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best of the knowledge of Horizon, as of February 28, 1999, the following are the only beneficial owners of more than five percent (5%) of the outstanding shares of Horizon Common Stock, except as otherwise noted under Nominee's Standing for Election

NAME & ADDRESS                      OUTSTANDING STOCK     PERCENTAGE OF OUTSTANDING STOCK
--------------                      -----------------     -------------------------------
Cede & Co.                               221,306                     25.87%
Box #20
Bowling Green Station, NY 10004

IMS Investment Management, N.A.
     as trustee                          294,606  (1)                34.44%
P.O. Box 1125
Michigan City, IN 46360

Darhap & Co.                              68,238  (2)                 7.98%
P.O. Box 1125
Michigan City, IN 46360

--------------------------------------------------------------------------------

(1) Shares indicated as beneficially owned include 291,107 shares under Horizon's Employee Stock Ownership Plan ("ESOP") and 3,499 shares under Horizon's Employees' Thrift Plan.

(2) Shares indicated as beneficially owned are held by Darhap & Co. as nominee for IMS Investment Management, N.A. (a subsidiary of Bank) for shares held for beneficiaries of trusts and estates, but excluding Horizon's Employee Stock Ownership Plan and Employees' Thrift Plan.

                              ELECTION OF DIRECTORS

The Articles of Incorporation of Horizon provide that the Board of Directors shall consist of three classes of directors. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after such election.

NOMINEES STANDING FOR ELECTION
TERMS TO EXPIRE IN 2002:

   NAME, AGE AND
    YEAR FIRST                                                          SHARES BENEFICIALLY       PERCENT OF
ELECTED DIRECTOR (1)                 PRINCIPAL OCCUPATION                    OWNED (2)              CLASS
--------------------                 --------------------                    ---------              -----
                                    Chancellor, Purdue University               1,030               0.12%
                                       - North Central
  [PICTURE]
Dale W. Alspaugh
  Age - 66
   1986

CONTINUING DIRECTORS
TERMS TO EXPIRE IN 2002:


NOMINEES STANDING FOR ELECTION
TERMS TO EXPIRE IN 2002:

   NAME, AGE AND
    YEAR FIRST                                                          SHARES BENEFICIALLY       PERCENT OF
ELECTED DIRECTOR (1)                 PRINCIPAL OCCUPATION                    OWNED (2)              CLASS
--------------------                 --------------------                    ---------              -----
                                    President and Chief Administrative          2,859(4)            0.33%
                                        Officer, Horizon and President and
                                        Chief Executive Officer, Bank
                                        since December, 1998; Executive
                                        Vice President and Chief Executive
                                        Officer, Horizon and Bank since
  [PICTURE]                             October, 1998; Vice President and
Craig M. Dwight                         Senior Lender, Bank since 1997;
    Age - 42                            Vice President and Senior Commercial
Appointed 1998(5)                       Lender, Bank since 1990
--------------------------------------------------------------------------------------------------------
                                    Pathologist, Pathology                      3,627               0.42%
                                        Consultants, Inc.
  [PICTURE]
Robert E. McBride, M.D.
    Age - 59
      1984
--------------------------------------------------------------------------------------------------------
                                    Farmer                                        226               0.03%
 [PICTURE]
Gene L. Rice
 Age - 66
   1979
--------------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS
TERMS TO EXPIRE IN 2001:

   NAME, AGE AND
    YEAR FIRST                                                          SHARES BENEFICIALLY       PERCENT OF
ELECTED DIRECTOR (1)                 PRINCIPAL OCCUPATION                    OWNED (2)              CLASS
--------------------                 --------------------                    ---------              -----
                                    Financial consultant; former publisher        682               0.08%
                                      of Michigan City News-Dispatch
                                      (local newspaper)

   [PICTURE]
George R. Averitt
   Age - 67
     1973

CONTINUING DIRECTORS
TERMS TO EXPIRE IN 2001:

   NAME, AGE AND
    YEAR FIRST                                                          SHARES BENEFICIALLY       PERCENT OF
ELECTED DIRECTOR (1)                 PRINCIPAL OCCUPATION                    OWNED (2)              CLASS
--------------------                 --------------------                    ---------              -----
                                    President, Century 21                       250                 0.03%
                                      Middleton Co., Inc.
   [PICTURE]
Larry N. Middleton, Jr.
    Age - 46
      1995
--------------------------------------------------------------------------------------------------------
                                    Executive Vice President,                   100                 0.01%
                                      McKee Group
    [PICTURE]
Susan D. Sterger
    Age - 44
      1995
--------------------------------------------------------------------------------------------------------
                                    President - Bearing Division                100                 0.01%
                                      Emerson Power Transmission Corp.
     [PICTURE]
Robert E. Swinehart
     Age - 56
       1998

CONTINUING DIRECTORS
TERMS TO EXPIRE IN 2000:

   NAME, AGE AND
    YEAR FIRST                                                          SHARES BENEFICIALLY       PERCENT OF
ELECTED DIRECTOR (1)                 PRINCIPAL OCCUPATION                    OWNED (2)              CLASS
--------------------                 --------------------                    ---------              -----
                                    Farmer                                      1,272               0.15%
    [PICTURE]
Russell L. Arndt
    Age - 70
      1976
--------------------------------------------------------------------------------------------------------
                                    Chairman and Chief Executive               27,590(3)            3.16%
                                        Officer, Horizon and Chairman
                                        Bank, since December 15, 1998;
                                        President and Chief Administrative
                                        Officer, Horizon and Bank from 1986
                                        to retirement on December 31, 1996
    [PICTURE]
Robert C. Dabagia
   Age - 60
     1980
--------------------------------------------------------------------------------------------------------
                                    Board Member, Chicago Board                   883               0.10%
                                        of Trade
    [PICTURE]
Myles J. Kerrigan
    Age - 59
      1979
--------------------------------------------------------------------------------------------------------


(1) The date indicated in this column reflects the year the person listed was first elected as a director of Horizon or one of the predecessors of Bank, namely Citizens Bank of Michigan City ("Citizens Bank") and First Merchants National Bank ("First Bank").

(2) The information shown regarding shares beneficially owned is based upon information furnished to Horizon by the individuals listed. The nature of beneficial ownership, unless otherwise noted, represents sole or shared voting or investment power.

(3) Shares indicated as beneficially owned by Mr. Dabagia include 12,000 shares of vested stock options granted under the 1987 Stock Option and Stock Appreciation Rights Plan ("1987 Plan") of Horizon.

(4) Shares indicated as beneficially owned by Mr. Dwight include 1,200 shares of vested stock options granted under the 1987 Stock Option and Stock Appreciation Rights Plan ("1987 Plan") of Horizon, 1,658 shares held by the Horizon Employee Stock Ownership Plan ("ESOP") and 1 share held by Horizon Employees' Thrift Plan ("Thrift Plan").

(5) Mr. Dwight was appointed by the Board of Directors on December 15, 1998 to fulfill the unexpired term of Mr. McCormick.

Information regarding shares beneficially owned is as of February 28, 1999. As of February 28, 1999, directors, nominees and executive officers, as a group (12, including above 11 individuals), beneficially owned 39,541 shares (including 13,200 shares exercisable under stock options), 4.53% of the shares outstanding.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES. It is intended that the proxies given to the persons named in the accompanying form of proxy will, unless otherwise indicated therein, be voted FOR the election of the nominees named above. Although management has no reason to believe that any nominee will be unable to serve, in the event any nominee should become unavailable for election, and unless the Board of Directors shall reduce the size of the Board to a number which shall be equal to the number of nominees who are able and willing to serve, the persons named in the proxy will vote for a substitute nominee who will be designated by the Board of Directors.

PROCEDURES FOR NOMINATION OF DIRECTORS
Under Horizon's by-laws, nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of Horizon entitled to vote for the election of directors. Horizon does not have a Nominating Committee of the Board of Directors. Nominations by any shareholder must be made in writing and must be delivered to the President of Horizon not less than 30 days nor more than 50 days prior to any meeting of shareholders called for the purpose of electing directors and must include certain detailed information and representations with respect to such nominee as specified in the by-laws. Nominations not made in accordance with the by-laws may be disregarded by the chairman of the meeting, in his discretion, and upon his instructions, the vote tellers may disregard all votes cast for any such nominee. A complete copy of the applicable provision of the by-laws will be available upon request to the President of Horizon.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

During 1998, Horizon's Board of Directors held twelve meetings. All Horizon directors attended 75% or more of the aggregate of the meetings of the Board of Horizon, Bank and all committees upon which the Directors serve except for Myles
J. Kerrigan. Horizon does not have any standing committees of its own. However, the Bank Board of Directors has, among others, an Audit Committee and Compensation Committee, which also serve as such for Horizon, The Loan Store, Inc., a consumer finance subsidiary of Horizon, IMS Investment Management, N.A., an investment management subsidiary of Bank and Phoenix Insurance Services, Inc., an insurance agency subsidiary of Bank.

The Audit Committee, whose members at December 31, 1998 were Susan D. Sterger, Chairperson, Dale W. Alspaugh, Russell L. Arndt, Robert C. Dabagia, Robert E. McBride and Bruce E. Rampage, director of Bank, met four times in 1998. Larry E. Reed and Thomas P. McCormick (until October 20, 1998) were ex officio members of the Audit Committee. The purpose of the Committee is to assist the Board of Directors in fulfilling its statutory and fiduciary responsibilities with respect to examinations of Bank and affiliates and the monitoring of accounting, auditing and financial reporting practices. The Committee reviews the internal audit program of Bank and recommends to the Board of Directors the engagement of an outside auditing firm.

The Compensation Committee, whose members at December 31, 1998 were George R. Averitt, Chairperson, Dale W. Alspaugh, Myles J. Kerrigan, Robert E. McBride, Larry N. Middleton, Larry E. Reed and Gene L. Rice met three times in 1998. The Committee reviews all salary and employee benefit issues relating to employees and directors of Bank and its affiliates.

                          EXECUTIVE OFFICERS OF BANCORP

The following information is provided with respect to executive officers of Horizon with all share information as of February 28, 1999:

                                      SHARES     PERCENT
                                   BENEFICIALLY     OF      OFFICE AND BUSINESS EXPERIENCE DURING THE
 NAME                        AGE    OWNED (1)      CLASS    PAST FIVE YEARS
 ----------------------------------------------------------------------------------------------------------------------------
 Larry E. Reed               64     19,245(2)      2.21%    Chairman and Chief Executive Officer, Horizon and Chairman,
                                                            Bank since 1986. Retired December 31, 1998.

 Robert C. Dabagia           60     27,590(3)      3.16%    Chairman and Chief Executive Officer, Horizon and Chairman, Bank,
                                                            since December 15, 1998;  President and Chief Administrative
                                                            Officer, Horizon and Bank from 1986 to retirement on December 31,
                                                            1996.

 Craig M. Dwight             42      2,859(4)      0.33%    President and Chief Administrative Officer, Horizon and President
                                                            and Chief Executive Officer, Bank since December, 1998; Executive
                                                            Vice President and Chief Executive Officer, Horizon and Bank since
                                                            October, 1998; Vice President and Senior Lender, Bank since 1997;
                                                            Vice President and Senior Commercial Lender, Bank since 1990.

 Diana E. Taylor             34        922(5)      0.33%    Senior Vice President and Chief Financial Officer, Horizon and Bank
                                                            since 1998;  Vice President and Chief Financial Officer, Horizon and
                                                            Bank since 1995; Senior Auditor, Bank since 1991.

 Lawrence J. Mazur           50      4,000(6)      0.46%    President, IMS Investment Management, N.A. since December 1998;
                                                            President Financial Planning and Management Corporation since 1994;
                                                            Self employed Attorney and CPA since 1993

(1) The information shown regarding shares beneficially owned is based upon information furnished to Horizon by the individuals listed. The nature of beneficial ownership, unless otherwise noted, represents sole or shared voting or investment power.

(2) Shares indicated as beneficially owned by Mr. Reed include 12,609 shares held by Horizon's Employee Stock Ownership Plan ("ESOP"), 5 shares held by Horizon's Employees' Thrift Plan ("Thrift Plan") and 2,750 shares owned by Mr. Reed's spouse of which Mr. Reed disclaims ownership.

(3) Shares indicated as beneficially owned by Mr. Dabagia include 12,000 shares of vested stock options granted under the 1987 Stock Option and Stock Appreciation Rights Plan ("1987 Plan") of Horizon,

(4) Shares indicated as beneficially owned by Mr. Dwight include 1,200 shares of vested stock options granted under the 1987 Stock Option and Stock Appreciation Rights Plan ("1987 Plan") of Horizon, 1,658 shares held by Horizon's Employee Stock Ownership Plan ("ESOP") and 1 share held by Horizon's Employees' Thrift Plan ("Thrift Plan").

(5) Shares indicated as beneficially owned by Ms. Taylor include 922 shares held by Horizon's Employee Stock Ownership Plan ("ESOP") .

(6) These shares are owned by Financial Planning and Management Corporation of which Mr. Mazur is the 100% shareholder and has full investment power.

All of Horizon's executive officers hold office for a term of one year (see "Executive Compensation and Other Information").

                      REPORT OF THE COMPENSATION COMMITTEE
                                DECEMBER 31, 1998

The Compensation of all elected officers of the Horizon and subsidiaries, including that of the Chief Executive Officer, is set annually by the outside directors who are members of the Compensation Committee of Bank's Board of Directors ("Committee"). The outside director membership of the Committee is generally comprised of six outside directors. The appointment of outside directors to the Committee is rotated.

Compensation is composed of several segments which include base salary, short-term incentives and long-term incentives. The Committee compares all management compensation, including that of the Chief Executive Officer, to the compensation paid to managers holding the same position in similar financial institutions. Data for this comparison comes from a variety of independent and credible sources with the principal data contained in an annual study published by Wyatt Data Services/Cole Surveys, a division of the Wyatt Company, one of the nation's leading independent consultants in employee compensation.

SALARIES
All salaries, including that of the Chief Executive Officer, are governed by Horizon's formal salary administration program in which all salary decisions are subject to detailed annual performance reviews. The formal salary administration program was initiated in 1977 and is based upon a design submitted by Cole and Associates who provided consulting services to the Bank at that time. Each year, the salary administration program is updated and the salary of each member of Horizon is compared to those salaries being paid to like positions in similar size organizations. Salary ranges for each position in Horizon are then computed from that data. In general, the highest salary that would be allowable by Horizon is below the highest salary for that position as reported in the Cole Survey data. In 1998, the highest computed salary allowable for the Chief Executive Officer was $294,000 and the actual salary paid was $249,750 or 85% of the maximum allowable under the Bank's salary administration program.

SHORT TERM INCENTIVE PROGRAMS
All employees are covered by a short-term incentive compensation program which provides for the payment of annual bonuses. A bonus program was approved for the years 1987 and 1992 through 1998; no bonus plan was established for 1988 through 1991. In addition, no officer bonuses were paid under the programs approved in 1987, 1992, 1995, 1997 and 1998. The bonus program is based on a pool of funds, which, in turn, is based on the Horizon's return on assets for the year. A return on assets which is below a predetermined level will result in no funding being made to the bonus program. Funds from the pool are distributed to the participants under a formula which considers both their salary for that year and their performance rating. All employees can qualify to participate in the bonus program; however, if an individual's performance rating is below a predetermined level, he or she will not be eligible to receive a bonus.

Horizon sponsors other short-term incentive compensation programs for all employees. These programs are generally structured as sales incentive programs which are either nominal or material in value. If a payment under the program is of only nominal value, it typically is paid in addition to the normal salary earned by the employee. However, if the program can result in material payments, such payments are typically made in lieu of a discounted portion of both the normal salary increase earned and the annual bonus program. In this instance, the employee loses the discounted portion of the salary increase and annual bonus even if he or she does not earn any commissions under the applicable sales incentive program. Neither the Chairman (Chief Executive Officer) nor the President (Chief Administrative Officer) are permitted to participate in any of the sales incentive programs.

LONG TERM INCENTIVE PROGRAMS/STOCK OPTIONS
Horizon's long-term incentive program is based on stock options. Stock options are granted to encourage and facilitate personal stock ownership by executive officers and thus strengthen their personal commitment to Horizon and gain a longer-term perspective in their managerial responsibilities. This component of an executive officer's compensation directly links the officer's interests with Horizon's shareholders. Horizon also recognizes that stock options are a necessary element of a competitive compensation program. The program utilizes vesting periods to encourage key employees to continue in the employ of Horizon and thereby acts as a retention device for key employees. All options granted under this program include tandem stock appreciation rights ("SARs").

PERFORMANCE REVIEWS
The Committee conducts an annual review of the performance of the Chairman (Chief Executive Officer) and the President (Chief Administrative Officer) who are the senior executive officers of Horizon. In conducting its review, the Committee considers a variety of performance factors in analyzing the compensation of each of these executive officers. These factors generally include traditional financial results and indicators such as revenues, expenses, assets, credit issues, reserves, earnings and ratios such as return on equity, loans to deposits and other significant factors and performance indicators. The financial services business is complex and is undergoing changes which generate uncertainties about future events. The Chairman and the President must provide guidance and leadership in nearly all aspects of this dynamic enterprise. In the process, however, they are not expected to work alone. The performance evaluation recognizes that programs initiated at the top level of an organization are not quick fixes, nor should they be. These programs are generally long term in nature, bringing benefit to Horizon over many years. For those reasons, the Committee also focuses on the following issues in determining performance levels for the Chairman and the President: quality of the organization, service delivery characteristics, quality of service, leadership in the community, and risk management. Compensation levels are also affected by changes in responsibilities and duties of executive officers over time and may be adjusted more or less frequently than annually when circumstances warrant.

There are several additional criteria against which the performance of the Chairman, the President and other executive officers are measured in setting their annual compensation. Among these are the continued growth and development of our investment management business, a very major portion of our enterprise; efficient and cost effective use of technology; the management of change; development of existing and new services; recruitment of and development of skilled people in the organization; team building; operating cost controls; improvement of fee income; ability to meet increased competition; performance of Horizon's investment portfolio; ongoing development of Horizon's information systems; and a broad variety of financial services industry and management functions that are typical of a well-managed organization. All management compensation, including that of the Chairman, President and the other executive officers, is performance related.

COMPENSATION COMMITTEE MEMBERSHIP
Mr. Reed*, Chairman (Chief Executive Officer) of Horizon, and Mr. Dwight, President (Chief Administrative Officer) of Horizon, are members of the Committee but do not participate in the Committee's evaluations of their performances or in voting on their compensation. As members of the Committee, they participate in reviewing the performance of other officers, engage in the discussion of non-compensation human resource related issues, provide technical assistance to the Committee, provide liaison between the Committee and management and undertake to enact the decisions of the Committee on its behalf. On occasion, Ms. Judy Dodge, Vice President of Human Resources, also engages in many of the above duties, but is not a voting member of the Committee.

No other officers, employees, former officers or employees of Horizon or individuals requiring disclosure under Item 404 of Regulation S-K are voting members of the Committee. In addition, there are no executive officer/director interlocks in which an executive officer/director of one company serves on the compensation committee of another company, which itself has an executive officer/director serving on the first company's board of directors or compensation committee.

George R. Averitt, Chairman         Dale W. Alspaugh          Myles J. Kerrigan                  Robert E. McBride

Larry N. Middleton                  Larry E. Reed             Gene L. Rice

-------------------------------------------------------------------------------
* Mr. Reed retired as Chairman of Horizon and Bank effective December 31, 1998.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE
The following information is provided with respect to compensation paid by Bank to each executive officer of Horizon and/or Bank in 1998 whose compensation exceeded $100,000.

                           -------------Annual Compensation------------     -------------Long-term Compensation------------
                                                                            --------Awards---------  --------Payouts-------
                                                                                         Securities
                                                               Other Annual   Restricted Underlying    LTIP       All Other
 Name and                            Salary ($)   Bonus ($)    Compensation      Stock     Options/    Payouts   Compensation
 Principal Position         Year      (1) (2)     (1) (3)          (4)          Award(s)   SARs (#)      ($)          (5)
 ------------------         ----      -------     -------          ---          --------   --------      ---          ---
 Larry E. Reed              1998      $249,750     --             $5,104           --         --      $823,600     $ 91,291(7)
  Chairman and              1997      $239,312    $24,926         $5,546           --         --       $83,575     $ 43,659
  Chief Executive Officer   1996      $230,200    $11,296         $2,187           --         --            --     $ 56,286

 Robert C. Dabagia          1998       --          --            $55,000(6)        --         --            --           --
   Chairman and             1997       --          --            $40,000(6)        --         --       $349,725          --
   Chief Executive Officer  1996      $189,600     $9,305         $4,634           --         --             --    $ 38,488

 Thomas P. McCormick        1998      $166,977     --             $1,030           --     10,000(8)    $161,288    $570,000(9)
   President and Chief      1997      $188,788    $13,810         $2,268           --         --       $ 70,688    $ 21,470
   Administrative Officer   1996      $127,500     $6,258         $3,186           --         --             --    $ 16,489

 Craig M. Dwight            1998      $106,408     --               $502           --      3,000             --    $ 12,481
   President and Chief      1997       $91,741     $3,552           $359           --         --             --    $  3,670
   Administrative Officer   1996       $81,547     $2,012           $249           --         --             --    $  6,592


(1) Salary and benefit numbers included herein for years have been restated to indicate actual paid, and actual deferred compensation pursuant to each category of payment.

(2) Includes salary amounts paid and salary amounts deferred by the individual named pursuant to Horizon's Thrift Plan and Supplemental Executive Retirement Plan ("SERP").

(3) Includes bonus amounts paid and bonus amounts deferred by the individual named pursuant to Horizon's Thrift Plan and SERP.

(4) Includes car allowance and a portion of the group term life insurance premium taxable to the individual named.

(5) Includes Horizon's contribution to Horizon's ESOP and it's matching contribution to the Thrift Plan and SERP.

(6) These amounts reflect directors fees paid to Mr. Dabagia as he was not compensated as an employee during these years.

(7) This amount includes the automobile received by Mr. Reed as a retirement benefit.

(8) These Options/SARs were forfeited upon Mr. McCormick's termination on October 20, 1998.

(9) This amount includes Mr. McCormick's severance payment of $570,000 received upon termination of his employment contract.

EMPLOYMENT AGREEMENTS
Messrs. Reed and McCormick were parties to Employment Agreements with Horizon which provide for their continued service as Chairman of the Board and President, respectively, until December 31, 2000, subject to the right of Horizon to extend such Agreements. These Agreements are in place to assure that senior executive decisions are made with the long-term benefit of Horizon and its shareholders in mind, even if those decisions expose the senior executives to criticism in the short term. Under the Agreements, Messrs. Reed and McCormick receive certain benefits and are paid salaries based upon their salaries in existence at the time the Agreements were executed with periodic increases in accordance with the salary administration program applicable to all executives of Horizon. If the employment of either executive is terminated for reasons other than "cause", as defined in the Agreements, the individual is entitled to an amount equal to three times his base annual salary rate at that time. There is no change of control arrangement which would benefit either officer under the Agreements.

On October 20, 1998, Mr. McCormick was terminated by the Board of Directors. Such termination was not for "cause" as defined in the agreement, therefore, Mr. McCormick received a lump sum severance payment of $570,000 before taxes and deductions. In addition, Mr. McCormick was entitled under the Agreement to continue to receive certain health and welfare benefits during the remainder of the term of the Agreement. However, Horizon and Mr. McCormick agreed to a lump sum payment of $19,825, which amount was paid in 1999.

AGGREGATE OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES
The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in 1998 by Horizon's executive officers named in the Summary Compensation Table. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 1998.

                                                                Number of Shares Covered          Value of Unexercised In-The
                                                              by Unexercised Options/SARs on        Money Options/SARs as of
                           --Shares Acquired--                   ----------12/31/98-----------     --------12/31/98(2)---------
                               On Exercise          Value
 Name                          During 1998       Realized (1)    Exercisable     Unexercisable       Exercisable  Unexercisable
 ----                          -----------       ------------    -----------     -------------       -----------  -------------
 Larry E. Reed                 27,400 (3)          $823,600          -0-              -0-              -0-             -0-
 Thomas P. McCormick            7,000 (4)          $161,287          -0-              -0-              -0-             -0-
 Craig M. Dwight                   -0-               -0-            1,200            3,000           $43,650           -0-


(1) Market value on the date of exercise of shares covered by options exercised, less option exercise price.

(2) Market value of shares covered by in-the-money options on December 31, 1998 less option exercise price. Options are in-the-money if the market value of shares covered thereby is greater than the option exercise price.

(3) Mr. Reed exercised SARs with respect to up to 27,400 shares and received the value realized above in cash. Therefore, 27,400 shares are no longer eligible to be issued under the 1987 Plan, but Mr. Reed did not increase his holding by 27,400 shares as such shares were not issued.

(4) Mr. McCormick exercised SARs with respect to up to 7,000 shares and received the value realized above in cash. Therefore, 7,000 shares are no longer eligible to be issued under the 1987 Plan, but Mr. McCormick did not increase his holding by 7,000 shares as such shares were not issued.

COMPENSATION OF DIRECTORS
Horizon paid its non-employee directors $15,000 each for their services in 1998. Active employees of Horizon and/or Bank receive no separate compensation for their services as directors. There is no additional compensation for meetings of committees of the Board, special assignments or special meetings.

DIRECTORS' DEFERRED COMPENSATION PLAN
Horizon sponsors a Directors' Deferred Compensation Plan, which allows Directors of Horizon and Bank who are not also employees to elect to defer the receipt of fees for their services. Earnings on fees deferred under the plan are based on the performance of investments selected by the participating director. Payments of deferred fees are made to participants or their beneficiaries in a lump sum or monthly installments upon death or disability of the participants, or as designated by participants. Participants have no rights to amounts deferred other than rights as general creditors of Horizon.

PERFORMANCE GRAPH

                 Comparison of Five Year Cumulative Total Return
                Among Horizon Bancorp Common Stock, S&P 500 Index
                            and Bank Composite Index

                     (Total return assumes $100 invested on
                   January 1, 1994 with reinvested dividends)

                               STOCK PERFORMANCE
                             FIVE YEAR TOTAL RETURN
                                    [GRAPH]

                                           1994            1995            1996           1997           1998
                                           ----            ----            ----           ----           ----
 Horizon Bancorp                          $114.24         $128.47         $172.20        $218.14        $194.15
 S&P 500 Index                             101.32          139.40          171.40         228.58         293.36
 Bank Composite Index                       94.87          151.18          213.99         309.11         329.37

The comparison of total return on investment (change in December year end stock price plus reinvested dividends) for each of the periods shown, assumes that $100 was invested on December 31, 1993 in each of Horizon Common Stock, the Standard and Poor 500 Index and the Standard and Poor Bank Composite Index. Other companies in the Standard and Poor indices are in general larger than Horizon, with greater market capitalization, and with shares which trade on a national exchange. Horizon's shares are not traded on any exchange and trade only infrequently in the over-the-counter market. Information with respect to the market price of Horizon's shares was provided by ABN AMRO, the principal market maker for the shares, and does not include mark-ups, mark-downs or commissions and may not reflect either actual trades or all trades which occur.

TRANSACTIONS WITH MANAGEMENT
Directors and executive officers of Horizon and their associates were customers of, and have had transactions with, Bank in the ordinary course of business during 1998. Comparable transactions may be expected to take place in the future. During 1998, various directors and officers of Horizon and their respective associates were indebted to Bank from time to time. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

EMPLOYEE STOCK OWNERSHIP PLAN
Generally, all regular employees of Horizon, and its subsidiaries and affiliates, who are at least 21 years old and have completed one year of employment with Horizon are eligible to participate in the Horizon Bancorp Employee Stock Ownership Plan ("ESOP"). Under the terms of the ESOP, Horizon in its discretion, contributes Horizon Common Stock to the ESOP or contributes cash to the ESOP which is then invested primarily in Horizon Common Stock. The amounts of such contributions are determined by the Board of Directors. Contributions are allocated to each participant who completed 1,000 hours of service (as defined) during the year and is employed by Horizon on the last day of the year in the proportion that such participant's compensation (as defined) for the year bears to the total compensation for all participants for the year. No participant contributions are required or allowed under the ESOP.

Participants are vested in their accounts under the ESOP on a graduated basis commencing with 20% after 2 years of service and reaching 100% after 6 years of service. Distributions to participants or their beneficiaries under the ESOP may be in a lump sum as a result of retirement or other termination of employment, death or permanent and total disability. In general, distributions are made in the form of whole shares of Horizon Common Stock or cash, as elected by participants. If a participant or beneficiary receives a distribution in the form of Horizon Common Stock, the shares are subject to a "put" option. The terms of the put option entitle the participant to require Horizon (or the ESOP) to repurchase all or any part of the distributed shares at their current fair market value. The put option right applies when the stock is distributed and, if the distributee does not elect to exercise the put at that time, the distributee may again exercise the put option in the next year after the end of year valuation of Horizon stock held by the ESOP is communicated to the distributee. Additionally, participants have the right to direct the voting of the shares of Horizon Common Stock allocated to their accounts on all matters with respect to which the shares are entitled to vote.

After a participant has attained age 55 and completed 10 years of participation in the ESOP, the participant may begin to elect to diversify his or her ESOP account by taking a distribution of up to 25% of the Horizon Common Stock allocated to the account. The stock distributed pursuant to this diversification election is subject to the put option rights discussed above. Eligible participants may elect, for a period of up to five consecutive years, to diversify their ESOP account in this manner; in the sixth year, eligible participants may elect to diversify up to 50% of the Horizon Common Stock allocated to their ESOP accounts. This diversification right is cumulative so that, in the aggregate, in any one of the first five years, no more than 25% of the total value of the Horizon Common Stock allocated to the account, and in the sixth year no more than 50% of the total value of the Horizon Common Stock allocated to the account, is subject to the diversification election.

From time to time, the ESOP has purchased shares directly from Horizon or borrowed funds from Horizon to allow it buy back shares distributed to participants who have executed their "put" option upon termination or from participants who have elected to diversify a portion of their ESOP accounts. Each loan is evidenced by a Term Note and Security Agreement which provides Horizon with a security interest in the Horizon Common Stock purchased and any proceeds thereof, provided that a portion of such Common Stock is released from the lien as each installment of principal of the loan is repaid. Each of the loans is interest-free and requires repayment of principal on an annual basis. Below is a summary of each of the loans:

                                      Principal               Number of
Loan No.           Date                Amount                    Shares                 Term
--------           ----                ------                    ------                 ----
       1          August 26, 1994   $5,000,000                  172,414               10 years
       2          March 22, 1996       253,981                    7,312               20 years
       3          June 20, 1996        456,439                   10,999               20 years
       4          July 1, 1996         965,550                   23,550               10 years
       5          January 16, 1997     152,064                    3,638               21 years
       6          June 27, 1997        475,454                    9,703               21 years
       7          September 9, 1997    378,998                    6,800               21 years

For the year ended December 31, 1998, the following principal payments were made on each loan and the following shares of Horizon Common Stock were released from the security interest and allocated to participants' accounts:

                                              Principal                 Number of
                  Loan No.                     Amount                     Shares
                       1                      $499,985                    17,241
                       2                        12,700                       366
                       3                        30,429                       733
                       4                        64,370                     1,570
                       5                         7,603                       182
                       6                        23,773                       485
                       7                        18,950                       340

Management has determined that, due to several events, one or more of the loans should be restructured. Management is conducting discussions with the ESOP's outside financial and legal advisors regarding the restructuring. Management is also considering a transaction whereby the ESOP would sell all unallocated shares of Horizon Common Stock to Horizon at their current value and repay all outstanding loans with a portion of the proceeds. The net cash proceeds and all other assets held by the ESOP would then be transferred to the Thrift Plan.

For the year ended December 31, 1998, $138,872 was contributed to the ESOP, of which $5,087 in value of Horizon Common Stock was allocated to the account of Mr. Reed, $0 in value of Horizon Common Stock was allocated to the account of Mr. Dabagia, $0 in value of Horizon Common Stock was allocated to the account of Mr. McCormick, $2,850 in value of Horizon Common Stock was allocated to the account of Mr. Dwight, a total of $10,332 in value of Horizon Common Stock allocated to accounts of all executive officers as a group (six individuals, including the above four). The accounts of Messrs. Reed, Dabagia, McCormick, and Dwight under the ESOP are 100% vested.

THRIFT PLAN
Generally, all regular employees of Horizon who are at least 21 years old and have completed one year of employment with Horizon are eligible to participate in the Horizon Bancorp Employees' Thrift Plan. For the year ended December 31, 1998, the Thrift Plan was funded by matching contributions by the Bank of 100% of participants' salary redirection contributions of up to 2% of compensation (as defined in the Thrift Plan) and 50% of salary redirection contributions in excess of 2% of compensation but not more than 6% of compensation. Salary redirection contributions by participants and matching contributions by Horizon are allocated to each participant based upon individual contribution elections. The value of each participant's account attributable to Horizon's matching contributions vests on a graduated basis commencing with 20% after 2 years of service and reaching 100% after 6 years of service. All other accounts under the Thrift Plan are fully vested at all times. Distribution of benefits under the Thrift Plan is made in the form of a joint 50% survivor annuity for married participants and life annuity for single participants. However, the Thrift Plan allows participants to elect to receive their benefits in the form of a lump sum or in installment distributions over a period not exceeding 10 years.

For the year ended December 31, 1998, Bank contributed $184,000 to the Thrift Plan of which $4,070 was allocated to the account of Mr. Reed, $0 was allocated to the account of Mr. Dabagia, $0 was allocated to the account of Mr. McCormick, $4,041 was allocated to Mr. Dwight, a total of $11,656 was allocated to the accounts of all executive officers as a group (six individuals, including the above four). The accounts of Messrs. Reed, Dabagia, McCormick and Dwight under the Thrift Plan, are 100% vested.

1987 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLANS
Awards under the 1987 Stock Option and Stock Appreciation Rights Plan of Horizon Bancorp, ("1987 Plan") were made by the Compensation Committee, exclusive of those members who were eligible to participate in the 1987 Plan (the "Committee"). The Committee selected any key employee of Horizon or Bank to participate in the 1987 Plan. Awards were granted from time to time until January 20, 1990 when the 1987 Plan terminated pursuant to its terms. A maximum of 85,000 shares of Horizon Common Stock could have been issued under the 1987 Plan. However, less than that number of shares of Horizon Common Stock were issued under the 1987 Plan. On December 18, 1990, the Board adopted resolutions which authorized the Committee to grant new options and SARs, solely to non-executive officers, to receive up to 10,000 shares of Horizon Common Stock. The Board authorized the grants under the same terms and conditions as the 1987 Plan. All of the options and SARs authorized by the Board resolutions were granted on January 28, 1991. At December 31, 1998, options to purchase 17,100 shares of Horizon Common Stock were outstanding under the 1987 Plan and the 1990 Board resolutions, and 66,800 SARs have been exercised thereunder.

Awards under the 1987 Plan and the Board's 1990 resolutions include non-qualified stock options ("NSOs") and SARs. SARs were granted only in conjunction with NSOs. An award cannot be exercised by a recipient until one year after grant. Thereafter, after the first year and through the second year from the date of award, an option may be exercised as to not more than 20% of the total option shares; through the third year as to not more than 40% of the total option shares; through the fourth year as to not more than 60% of the total option shares; through the fifth year as to not more than 80% of the total option shares; and during the sixth year and any time thereafter (during the remaining term of the option) all or part of the option shares may be exercised. Upon the death of the recipient, the option is exercisable in full within one year from the date of the recipient's death. In the event of a change of control of Horizon (as defined) all outstanding options may be exercised immediately.

1997 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN
On December 17, 1996, the Board adopted, subject to shareholder approval, the 1997 Key Employees' Stock Option and Stock Appreciation Rights Plan of Horizon Bancorp ("1997 Plan"). In connection therewith, the Board reserved for issuance, subject to shareholder approval, 90,000 shares of Horizon Common Stock. On May 29, 1997, Horizon shareholders approved the 1997 Plan and the reservation of 90,000 shares for issuance thereunder. The 1997 Plan provides for the granting of NSOs, SARs and "incentive stock options" ("ISOs"). NSOs and ISOs may be granted with or without SARs under the 1997 Plan. The Committee is responsible for administering the 1997 Plan. NSOs and SARs may be granted under the 1997 Plan for a period of twenty (20) years commencing January 1, 1997; ISOs may be granted for a period of ten (10) years commencing January 1, 1997.

OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR
The following information is provided with respect to stock options/stock appreciation rights granted to each executive officer of Horizon and/or Bank in 1998.

                                  Number of              % of Total
                                  Securities            Options/SARs     Exercise
                                  Underlying             Granted to       or Base
                                 Options/SARs           Employees in       Price       Expiration       Grant Date
             Name                Granted (#)            Fiscal Year       ($/sh)          Date          Value ($)
             ----                -----------            -----------       ------          ----          ---------
 Thomas P. McCormick             10,000(1)                 45%             $60       July 22, 2018      $111,500
 Craig M. Dwight                  3,000                    14%             $60       July 22, 2018       $33,450

(1) These Options/SARs were forfeited upon Mr. McCormick's termination on October 20, 1998.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Effective June 16, 1998, the Registrant terminated Arthur Andersen, LLP as its independent accounting firm. The termination of Arthur Andersen, LLP was approved by the Audit committee of the Board of Directors of the Registrant.

Arthur Andersen LLP's report on the financial statements of the Registrant for each of the last two fiscal years neither contained an adverse opinion or a disclaimer opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's two most recent fiscal years and the interim period through June 16, 1998, there were no disagreements or "reportable events" with Arthur Andersen LLP as described in Items 304 (a) (1) (iv) and (v) of Regulation S-K.

Accordingly, Arthur Andersen LLP has not advised the Registrant of (i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements, (ii) any information which would cause Arthur Andersen LLP to no longer rely on management's representations, or that Arthur Andersen LLP was unwilling to be associated with the financial statements prepared by management, (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or any financial statements for any fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (b) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, or
(iv) any information that has come to the attention of Arthur Andersen LLP that is concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements or (b) any financial statements issued or to be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

Effective June 16, 1998, the Registrant engaged Olive LLP as its independent accounting firm for 1998. Neither the Registrant nor any of its subsidiaries has had any prior relationships with Olive LLP. The services performed by Olive LLP in this capacity included conducting an examination in accordance with generally accepted auditing standards and expressing an opinion on Horizon's 1998 consolidated financial statements. The Board of Directors has selected Olive, LLP as the Independent Public Accountants for the year ending December 31, 1999. It is expected that representatives of Olive LLP will be present at the Annual Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Horizon's executive officers, directors, and owners of more than 10% of Horizon Common Stock are required to file reports of their ownership and changes in ownership of Horizon Common Stock with the Securities and Exchange Commission. Copies of these reports must also be furnished to Horizon. Based solely upon a review of copies furnished to Horizon, through the date of this Proxy Statement, or written representation that no reports were required, Horizon believes that through 1998, all filing requirements of the Securities and Exchange Commission applicable to Horizon's executive officers, directors and 10% shareholders related to stock ownership were completed.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

Any shareholder who intends to present a proposal for action at Horizon's 2000 annual meeting of shareholders through the inclusion of such proposal in Horizon's Proxy Statement relating to that meeting must furnish Horizon such proposal in writing together with notification of such intention no later than December 2, 1999, in order to be considered for inclusion in next year's Proxy Statement.

                                  OTHER MATTERS

Management does not intend, and presently knows of no intention by any other person, to present at the meeting any action by shareholders other than as set forth herein. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business that may properly come before the meeting and it is the intention of the persons named in the proxy to vote in their discretion on any such matter. Management is not aware of any other matters to be presented at the meeting.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than Horizon, Horizon relies upon information furnished by others for the accuracy and completeness thereof.

WE STRONGLY URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT THE EARLIEST POSSIBLE DATE EVEN THOUGH YOU PLAN TO ATTEND THE MEETING. IN THE EVENT YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.


                                                     /s/ Diana E. Taylor
                                                     Diana E. Taylor
                                                     Secretary/Treasurer

Michigan City, Indiana
April 26, 1999

                            AVAILABILITY OF FORM 10-K

A COPY OF HORIZON'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO DIANA E. TAYLOR, CHIEF FINANCIAL OFFICER OF HORIZON, AT 515 FRANKLIN SQUARE, MICHIGAN CITY, INDIANA 46360.

PROXY                          HORIZON BANCORP
                  515 FRANKLIN SQUARE, MICHIGAN CITY, IN 46360
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, hereby appoints Marjorie Nasser and Catherine Tempel, or either of them, as Proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Horizon Bancorp, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 27, 1999 at 10:00 a.m. (local time), at the Holiday Inn, 5820 S. Franklin Street, Michigan City, Indiana, or any adjournment thereof, on the following matters:

1. Election of Four Directors
   [ ] For all nominees listed below (except as marked to the contrary below)
   [ ] Withhold authority to vote for all nominees listed below
       Nominees for Terms to Expire in 2002:
       Dale W. Alspaugh, Craig M. Dwight, Robert E. McBride, M.D. and Gene L.
       Rice
   (INSTRUCTION: To withhold authority to vote for any individual, write the nominee's name on the space provided below.)

   ----------------------------------------------------------------------------

2. In their discretion, on such other business as may properly be brought before the Annual Meeting or any adjournment thereof.
   ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE ABOVE-STATED PROXIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE FOUR NOMINEES STATED ABOVE.
                    Please sign on the reverse side thereof



                          (Continued from other side)

Please sign exactly as name appears below. If there are two or more owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Date_______________________________,1999

                                      ________________________________________
                                                  (Signature)
                                      ________________________________________
                                              (Signature if held jointly)

                                      Your vote is important. Please mark, sign,
                                      date and return this Proxy promptly using
                                      the enclosed envelope.
===============================================================================
Please indicate your intentions of attending the meeting on May 27, 1999 by completing the section below.

[ ] I WILL attend the Annual Meeting. [ ] I WILL NOT attend the Annual Meeting.
    Number of Persons attending will be __________